SECURITIES PURCHASE AGREEMENT

                          dated as of February __, 1997

                                     between

                          GROVE REAL ESTATE ASSET TRUST

                                       and


                              ------------------------------
                             Insert Purchaser's Name

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement"), dated as of January __, 1997, between Grove Real Estate Asset Trust, a Maryland real estate investment trust ("GREAT") and
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_____________________("Purchaser").

         WHEREAS,   GREAT  has  distributed  to  certain  prospective  investors
(including  Purchaser)  who are  Accredited  Investors (as  defined),  a Private
Placement Memorandum, dated December 5, 1996 (together with all appendices thereto, the "PPM"), in connection with the offering by GREAT to such investors of up to 3,333,333 of GREAT's common shares of beneficial interest, par value $0.01 per share (each a "Common Share"), at a price of $9.00 per Common Share (the "Purchase Price Per Share");

         WHEREAS, following a complete and thorough review of the PPM, Purchaser desires to purchase from GREAT, and GREAT desires to sell to Purchaser, _________ Common Shares (as such number of Common Shares may be reduced from time to time in accordance with Section 5.3(b), the "Purchased Common Shares"), upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    Article I

                                   Definitions

         1.1 Definitions. As used in this Agreement, the following terms have the meaning set forth below:

         "Accredited Investor" means, as defined under Regulation D promulgated under the Act, any Person who (i) is able to bear the economic risk of the acquisition of a security and can afford to sustain a total loss with respect to such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment, and therefore has the capacity to protect its own interest in connection with the acquisition of a security and/or (ii) comes within any of the following categories: (1) any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors; (2) any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;
(3) any organization described in Section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; (4) any trust manager or executive officer of GREAT; (5) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of that person's purchase exceeds $1,000,000; (6) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year; (7) any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and (8) any entity in which all of the equity owners are Accredited Investors.

         As used in this definition, the term "net worth" means the excess of the total assets over total liabilities. In calculating "net worth," the value of a principal residence must be valued at cost or at a written appraised value used by an institutional lender to make a loan secured by the property. In determining income, an investor should add to such investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion contributions to an "IRA" or "KEOGH" retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

"Act" means the Securities Act of 1933, as amended, or any successor statute.

"Affiliate" of any Person means any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

"Agreement" has the meaning ascribed to such term in the introductory paragraph of this Agreement.

"AMEX" means the American Stock Exchange, Inc.

"best efforts" , as used in this Agreement, shall mean commercially reasonable efforts; provided, that in no event shall "best efforts" mean efforts which require the performing party (i) to do any act that is unreasonable under the circumstances, to make any capital contribution or to expend any funds other than reasonable out-of-pocket expenses incurred in satisfying its obligations under this Agreement, including, but not limited to, the fees, expenses and disbursements of its accountants, counsel and other professionals, or (ii) in the case of GREAT, to modify the terms of the Consolidation Transactions.

"Charter" means the Second Amended and Restated Declaration of Trust of GREAT.

"Charter Amendments" means the amendments proposed to be effected to the Charter, as set forth in the Proxy Statement.

"Charter Documents" means the Charter and the Bylaws of GREAT, as each may be amended from time to time.

"Closing" has the meaning ascribed to such term in Section 2.2 of this Agreement.

"Closing Date" has the meaning ascribed to such term in Section 2.2 of this Agreement.

"Code" means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder, or any successor statute.

"Common Shares" means the common shares of beneficial interest, $0.01 par value per share, of GREAT.

"Common Units" means common units representing ownership interests in the Operating Partnership.

"Consolidation Transactions" means the consolidation transactions, including the Private Placement, proposed to be entered into by GREAT, as described in the Proxy Statement.


"Current Proposals" has the meaning ascribed to such term in Section 5.1(b) of this Agreement.

"Damages" of any Person means any loss, liability (however defined or characterized), diminution in value, damage or expense (including reasonable costs of investigation and prosecution of litigation and attorneys' fees) incurred by such Person.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

"ERISA Certification" has the meaning ascribed to such term in Section 5.3(a) of this Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

"Exchange Offer" means the Offer to Exchange, dated December 2, 1996, by the Operating Partnership to the limited partners of certain limited partnerships, pursuant to which certain such limited partners can exchange the interests held by them in such limited partnerships for Common Units or, under certain circumstances, cash, as such Offer to Exchange may be supplemented, amended or modified from time to time.

"GAAP" means generally accepted accounting principles in effect from time to time in the United States.

"GREAT" has the meaning ascribed to such term in the introductory paragraph of this Agreement.

"Knowledge" of GREAT means the actual knowledge of any of its officers (other than assistant officers whose duties are principally ministerial) after due inquiry to satisfy themselves that there is a reasonable basis for belief in the accuracy of any of the representations and warranties made by GREAT, but shall not be construed to require independent review or verification by them of underlying facts.

"Material Adverse Effect" means any change in or effect on the business of GREAT or its Subsidiaries that is materially adverse to the business, assets, results of operations or financial condition of GREAT and its Subsidiaries taken as a whole, or materially impairs the ability of GREAT to consummate the transactions contemplated by this Agreement.

"Operating  Partnership"  means  Grove  Operating,   L.P.,  a  Delaware  limited
partnership and the operating partnership of GREAT.

"Person" means any individual, a partnership, a joint venture, a corporation, a trust, limited liability company, an unincorporated organization or a government or any department or agency thereof.

"PPM" has the meaning ascribed to such term in the first Whereas clause of this Agreement.

"Private Placement" means the private placement of up to 3,333,333 Common Shares by GREAT pursuant to and as more fully set forth in the PPM.

"Proxy Statement" has the meaning ascribed to such term in Section 5.1(b) of this Agreement.

"Purchase Price" means $____________, which is equal to the product of $9.00 (the Purchase Price Per Share) and _________ (the number of Common Shares which constitutes the Purchased Common Shares), subject to adjustment in accordance with Section 5.3(c).

"Purchase Price Per Share" has the meaning ascribed to such term in the first Whereas clause of this Agreement.

"Purchased Common Shares" has the meaning ascribed to such term in the second Whereas clause of this Agreement.

"Receipt" means the receipt to be executed and delivered by each of Purchaser and GREAT at Closing, in the form attached as Exhibit D hereto.

"Redemption Rights" means the right, beginning one year after the issuance of Common Units to limited partners of the limited partnerships participating in the Exchange Offer, of certain limited partners to require the Operating Partnership to redeem their Common Units for cash equal to the fair market value of an equivalent number of Common Shares at the time of redemption or, at the Operating Partnership's option, it can exchange such Common Units for Common Shares on a one-for-one basis (subject to adjustment).

"Registration Rights Agreement" means the Registration Rights Agreement, to be entered into on or prior to the Closing, among GREAT, Purchaser, certain other purchasers of the Common Shares offered in the Private Placement and others, which will grant to Purchaser certain "piggyback" registration rights (provided, that in any event, no registration statement in connection with such registration rights shall be filed with the SEC or with any state securities commission at any time prior to the six-month anniversary of the Closing) and subject the sale by Purchaser of its Common Shares to certain "black out" provisions.

"SEC" means the United States Securities and Exchange Commission.

"SEC Filings" has the meaning ascribed to such term in Section 3.4 of this Agreement.

"Special Meeting" shall have the meaning ascribed to such term in Section 5.1(b) of this Agreement.

"Subsidiaries" means, collectively, GREAT's direct or indirect majority-owned subsidiaries, including, without limitation, the Operating Partnership.



Article II.

Purchase of Common Shares

2.1 Purchase of Common Shares. At the Closing, GREAT shall issue and sell to Purchaser, and Purchaser shall purchase from GREAT, the Purchased Common Shares. At the Closing, Purchaser shall pay the Purchase Price for the Purchased Common Shares by wire transfer of immediately available funds or by certified or official bank check payable in same day funds to the order of GREAT. Upon receipt of the Purchase Price, GREAT shall deliver to Purchaser a certificate representing the number of Common Shares constituting the Purchased Common Shares, registered in the name of Purchaser.

2.2 Closing. The closing of the issuance and sale of the Purchased Common Shares hereunder (the "Closing") shall take place at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP located at 425 Park Avenue, New York, New York 10022, and will occur substantially simultaneously with the closing of the other purchases and sales of Common Shares in the Private Placement. GREAT will notify Purchaser of the date of the Closing (the "Closing Date") not less than three business days prior to the Closing Date.

2.3 Deliveries.

(a) Purchaser's Deliveries. At the Closing, in consideration of Purchaser's receipt from GREAT of the Purchased Common Shares, Purchaser shall deliver to GREAT the following:

(i) the Purchase Price in accordance with Section 2.1 hereof;

(ii) the certificate referred to in Section 7.3 hereof duly executed on behalf of Purchaser;

(iii) the Registration Rights Agreement, duly executed on behalf of Purchaser;
and

(iv) the Receipt, duly executed on behalf of Purchaser.

(b) GREAT's Deliveries. At the Closing, in consideration of GREAT's receipt of the Purchase Price from Purchaser, GREAT shall deliver to Purchaser the following:

(i) certificates representing the Purchased Shares, duly issued in the name of Purchaser;

(ii) the certificate referred to in Section 6.3 hereof, duly executed by an authorized officer on behalf of GREAT;

(iii) the Registration Rights Agreement, duly executed by an authorized officer on behalf of GREAT; and

(iv) the Receipt, duly executed by an authorized officer on behalf of GREAT.

2.4 Legends. In addition to the legend concerning inter alia, Excess Shares, set forth in the Charter, the certificates evidencing the Purchased Common Shares shall bear the following legends:

                 (a) "The transfer of the securities represented by this certificate is subject to conditions specified in section 5.3(d) of a Securities Purchase Agreement dated January, __, 1997, as such agreement may be amended from time to time, and no transfer of such securities shall be valid or effective until such conditions have been fulfilled with respect to such transfer. A copy of such Securities Purchase Agreement will be furnished by the company to the holder of this certificate upon written request and without charge."

                  (b) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be offered sold or otherwise transferred except pursuant to an effective registration statement under the Act or an exemption from the registration requirements thereof. These securities have not been registered under the securities laws of any state."


                                   Article III

                     Representations and Warranties of GREAT

         GREAT hereby represents and warrants to Purchaser that, as of the date of this Agreement and as of the Closing Date:

         3.1 Organization, Good Standing and Qualification. GREAT has been duly organized and is a validly existing trust in good standing under the laws of Maryland with all requisite power and authority to carry on its business as presently conducted. GREAT is duly qualified to transact business and is in good standing in each jurisdiction in which it is required to be qualified except where the failure to be so qualified or in good standing would not, in the aggregate, have a Material Adverse Effect.

         3.2 Capitalization. (a) As of the date hereof, the authorized capital stock of GREAT consists of 10,000,000 Common Shares, 525,000 of which are issued and outstanding as of the date hereof, and 4,000,000 preferred shares of beneficial interest, $0.01 par value per share, none of which are issued and outstanding as of the date hereof. No other shares of capital stock of GREAT are outstanding or held as treasury shares. There are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from GREAT of any shares of its capital stock or securities or obligations of any kind convertible into any shares of its capital stock except for (i) options to purchase an aggregate of 100,000 Common Shares held by certain executive officers and trust managers of GREAT and issued under GREAT's 1994 Share Option Plan, (ii) as contemplated by the Private Placement (including pursuant to this Agreement and pursuant to other Securities Purchase Agreements between GREAT on the one hand, and other purchasers of Common Shares therein on the other hand) and (iii) the Common Shares issuable to certain Persons participating in the Exchange Offer at the option of the Operating Partnership upon the exercise by such Persons of Redemption Rights.

                  (b) The Capitalization Table set forth in the section of Appendix I to the PPM entitled "SUMMARY -- Capitalization" sets forth the currently anticipated capitalization of GREAT at the Closing, giving effect to the consummation of the Consolidation Transactions, including the Private Placement. The capitalization set forth on such table has been calculated taking into account various assumptions regarding the Consolidation Transactions, as described in further detail in the above-referenced section of Appendix I to the PPM, and accordingly, the actual capitalization of GREAT following the consummation of the Consolidation Transactions may differ.

         3.3 Authorization. GREAT has full power and corporate authority to execute and deliver this Agreement and (subject to shareholder approval as contemplated by the Proxy Statement) to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the other agreements and instruments contemplated hereby, and the consummation of the transactions contemplated by this Agreement, have been authorized by the Board of Trust Managers of GREAT and no other proceedings (except for a meeting of the shareholders of GREAT for the purpose of obtaining shareholder approval as contemplated by the Proxy Statement) on the part of GREAT are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed by GREAT and, subject as aforesaid, constitutes a valid and binding agreement of GREAT enforceable in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

         3.4 SEC Filings. Purchaser has been provided (or will, upon Purchaser's written request, be provided) true and correct copies of GREAT's annual reports on Form 10-KSB for the fiscal years ended December 31, 1995 and 1994, and GREAT's quarterly reports on Form 10-QSB for the fiscal quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 (collectively, the "SEC Filings"). As of their respective dates, the SEC Filings (including all exhibits and schedules thereto and documents incorporated by reference therein) complied in all material respects with the laws, regulations and forms governing the SEC Filings; and none of the SEC Filings contained, as of the date it was filed with the SEC, any untrue statement of any material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.5 Valid Issuance of Shares. The Purchased Common Shares, when issued, sold and delivered to Purchaser in accordance with the terms hereof for the consideration expressed herein, will be duly authorized and validly issued, fully paid and nonassessable and, based in part on the representations of Purchaser in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

         3.6 Consents and Approvals; No Violation. Neither the execution and delivery of this Agreement by GREAT, its consummation of the transactions contemplated hereby nor its compliance with any of the provisions hereof will
(a) conflict with or result in the breach of any provision of the Charter Documents; (b) require any consent, approval, order or authorization of, or registration, qualification, designation or filing with or notification to, any governmental or regulatory authority, the failure of which to obtain would have a Material Adverse Effect, except for (i) the filing with the SEC of a Form D and such other documents as may be required in connection with this Agreement and the other Common Shares being issued in the Private Placement and the obtaining from the SEC of such orders as may be so required, (ii) the filing of such documents with, and the obtaining of orders from, the various state securities authorities that are required in connection with the transactions contemplated by this agreement and (iii) the filing of an additional listing application and the listing of the Purchased Common Shares to be issued pursuant to this Agreement and the other Common Shares to be issued in the Private Placement, as contemplated by Section 5.1(c); or (c) conflict with or result in any breach or default (with or without notice or lapse of time or both) or violate any loan agreement, note, mortgage, indenture, lease or other obligation, instrument, order, injunction, decree, statute, rule or regulation applicable to GREAT or its Subsidiaries or any of their respective properties or assets where such conflicts, breaches, defaults or violations would, in the aggregate, have a Material Adverse Effect.

         3.7 REIT Status. (a) To GREAT's Knowledge, no person or entity which would be treated as an "individual" for purposes of Section 542(a)(2) of the Code (as modified by the by Section 856(h) of the Code) owns or would be considered to own (taking into account the ownership attribution rules under Section 544 of the Code, as modified by Section 856(h) of the Code) in excess of 5.0% of the value of the outstanding equity interest in GREAT. The Board of Trust Managers of GREAT has not exempted any Person from the Ownership Limit (as defined in the Charter) or the Grove Affiliate Investor Limit (as defined in the Charter) or otherwise waived any of the provisions of Section 7 of the Charter. The Ownership Limit and the Grove Affiliate Investor Limit (each as defined in the Charter) have not been modified pursuant to Section 7.9 or 7.10 of the Charter or otherwise; provided, that such limits are expected to be modified pursuant to the Charter Amendments, and, if the Charter Amendments are effected, GREAT's Board of Trust Managers will be permitted to exempt from such limits one or more Persons in connection with a purchase of Common Shares by such Persons in the Private Placement.

         (b) GREAT (i) has been or intends in its federal income tax returns for the tax years ended December 31, 1994, 1995 and 1996 to be taxed as a real estate investment trust within the meaning of Section 856 of the Code (a "REIT") and has complied (or will comply) with all applicable provisions of the Code relating to a REIT for 1995 and 1996, (ii) has operated and currently intends to continue to operate in such a manner so as to qualify as a REIT, (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and (iv) to GREAT's Knowledge, and assuming the accuracy of Purchaser's representations in Article IV hereof, will not be rendered unable to qualify as a REIT for federal income tax purposes as a consequence of the transactions contemplated hereby.

         3.8 No Brokers' or Other Fees. No broker, finder or investment banker is entitled to any brokerage, finder or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by GREAT for which Purchaser shall be liable or obligated.

                                   ARTICLE IV

                   Representations and Warranties of Purchaser

                  Purchaser hereby represents and warrants to GREAT that, as of the date of this Agreement and as of the Closing Date:

         4.1 Organization and Authorization. Purchaser is an entity of the type identified in the introductory paragraph of this Agreement, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. The execution and delivery of this Agreement and the other agreements and instruments contemplated hereby have been, and the consummation of the transactions contemplated hereby and thereby have been, duly and validly authorized by all necessary action of Purchaser, and no other proceedings on the part of Purchaser are or will be necessary to consummate the transactions contemplated hereby. Purchaser has the right, power, legal capacity and authority to enter into, deliver and perform this Agreement and any other agreements and instruments contemplated hereby and to own the Purchased Common Shares, and this Agreement and all such other agreements are, or upon the execution thereof will be, valid and legally binding upon Purchaser and enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

         4.2 Consents and Approvals; No Violation. None of the execution and delivery of this Agreement by Purchaser, its consummation of the transactions contemplated hereby or its compliance with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the statutes governing the organization and operation of Purchaser or the organizational documents of Purchaser, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except for any filings referred to in Section 3.6, filings by Purchaser under Section 13(d) or 16(a) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, and except for such other consents as are obtained or waived prior to the Closing Date, or (iii) conflict with or result in any breach or default (with or without notice or lapse of time or both) or violate any loan agreement, note, mortgage, indenture, lease or other obligation, instrument, order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or any of its properties or assets.

         4.3 ERISA Certification. Purchaser has read and comprehends the ERISA Certification referred to in Section 5.3(a) and attached hereto as Exhibit A (the "ERISA Certification"), has completed and executed the ERISA Certification and has delivered the same to GREAT simultaneously with the execution of this Agreement.

         4.4 Information Supplied. None of the information to be supplied by Purchaser in connection with the Proxy Statement will, at the date mailed to shareholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         4.5 No Brokers' or Other Fees. No broker, finder or investment banker is entitled to any brokerage, finder or other fee or commission in connection with the transaction contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser or its Affiliates for which GREAT shall be liable or obligated.


         4.6 Investment Intent. Purchaser has read and comprehends the definition of "Accredited Investor" set forth in Section 1.1 hereof, and is an "Accredited Investor." Purchaser is acquiring the Purchased Common Shares for the purpose of investment only and not with a view to or for sale in connection with any distribution thereof (other than in a transaction which is either registered under the Act or which is exempt from such registration). Purchaser hereby acknowledges that (i) copies of the SEC Filings have been provided or made available to Purchaser and (ii) Purchaser has been given an opportunity to ask questions of, and receive written answers from, GREAT and its executive officers concerning the terms and conditions of the Private Placement, and to obtain any additional written information (to the extent GREAT possesses such information or can acquire it without unreasonable expense or effort) necessary to verify the accuracy of the information contained therein.

         4.7 REIT Qualification Matters. To Purchaser's knowledge, no Person which would be treated as an "individual" for purposes of Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code) owns or would be considered to own (taking into account the ownership attribution rules under Section 544 of the Code as modified by Section 856(h) of the Code) in excess of 5.0% of the value of the outstanding equity interest in Purchaser.

         4.8 Investment Company Matters. Purchaser is not, and after giving effect to the purchase of the Purchased Common Shares hereunder, will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         4.9 Ownership of Tenants. Purchaser does not own, directly or indirectly, an interest in a tenant of GREAT listed on Schedule 4.9, which interest is equal to or greater than (i) 10% of the combined voting power of all classes of stock of such tenant, (ii) 10% of the total number of shares in all classes of stock of such tenant, or (iii) if such tenant is not a corporation, 10% of the assets or net profits of such tenant. For purposes of this Section, the ruled prescribed by Section 318(a) of the Code, for determining the ownership of stock, as modified by Section 856(d)(5) of the Code, shall apply in determining direct and indirect ownership of stock, assets, or net profits. GREAT shall advise Purchaser within a reasonable period of time prior to the Closing of any material changes to Schedule 4.9.


                                    ARTICLE V

                        Covenants of Great and Purchaser

5.1 Covenants of GREAT. GREAT covenants and agrees with Purchaser as follows:

(a) Access. Between the date of this Agreement and the Closing Date, and subject to any limitations imposed by Section 5(c) of the Act, GREAT shall (and shall cause its Subsidiaries to) give Purchaser and its counsel, accountants and other representatives access to, and furnish Purchaser and its representatives with, all documents, copies of documents, financial and operating data and other information concerning the property and affairs of GREAT as Purchaser may from time to time reasonably request.


(b) Shareholder Meeting. GREAT shall call a special meeting of its shareholders(the "Special Meeting") to be held as promptly as practicable for the purpose of voting upon the issuance and sale of Common Shares pursuant to the Private Placement (including the Purchased Shares) and certain other matters. GREAT filed on November 21, 1996 with the SEC under the Exchange Act, and shall use its best efforts to clear with the SEC, a proxy statement with respect to the Special Meeting (together with any amendments and supplements thereto, the "Proxy Statement"). At the Special Meeting, GREAT will, through its Board of Trust Managers, recommend to its shareholders approval of all proposals (the "Current Proposals") included in the Proxy Statement as filed with the SEC on November 21, 1996.


(c) Stock Exchange Listing. Prior to the Closing Date, the Purchased Common Shares to be issued pursuant to this Agreement shall be approved for listing on the AMEX, subject to official notice of issuance.

(d) Ancillary Agreements. GREAT shall cause the Registration Rights Agreement to be executed by a duly authorized officer on behalf of GREAT at or prior to the Closing and shall use all reasonable efforts to obtain the execution of the Registration Rights Agreement by the other parties thereto (other than Purchaser) effective on the Closing.

(e) Best Efforts. Subject to the terms and conditions of this Agreement, GREAT shall use its best efforts to take, or cause to be taken, all reasonable action, and to do, or cause to be done, all reasonable things necessary, proper or advisable under the applicable laws and regulations to cause the conditions specified in Article VI to be satisfied and otherwise to consummate and make effective the transactions contemplated by this Agreement.

(f) Material Adverse Changes; SEC Filings; Financial Statements.

(i) GREAT will promptly notify Purchaser of any event of which GREAT obtains knowledge which has had or might reasonably be expected to have a Material Adverse Effect or which might reasonably be expected to result in the non-satisfaction of any condition set forth in Article VI.

(ii) Prior to the Closing, GREAT will timely file with the SEC all disclosure documents, including each Quarterly Report on Form 10-Q, Current Report on Form 8-K and Annual Report on Form 10-K, required to be filed by GREAT under the Exchange Act and the rules and regulations promulgated thereunder. As of their respective dates, none of such reports shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii)Each of the financial statements included in GREAT's Forms 10-Q and Form 10-K referred to in clause (ii) shall be prepared in accordance with GAAP consistently applied during the periods covered (except as disclosed therein), except that the quarterly financial statements may omit (y) statements of changes in financial position and footnote disclosures required by GAAP to the extent the content thereof would not materially differ from those disclosures reported in the most recent annual financial statement, and (z) year-end adjustments to the extent not material.

5.2 Covenants of Purchaser. Purchaser covenants and agrees with GREAT as follows:

(a) Confidentiality. Subject to the requirements of applicable law, Purchaser shall, and shall use all reasonable efforts to cause its officers, employees and agents who obtain such information to, hold in confidence all non-public information obtained from GREAT until such time as such information is otherwise available to Purchaser without breach of an agreement with Purchaser or becomes publicly available.


(b) Proxy Statement. Purchaser shall cooperate with GREAT in the preparation of the Proxy Statement and shall provide to GREAT any information regarding Purchaser required or deemed advisable by GREAT or its advisors to be included in the Proxy Statement. None of the information to be supplied by Purchaser expressly for inclusion in the Proxy Statement, or in any amendments or supplements thereto, will, at the time of (x) the first delivery or mailing thereof or (y) the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the Special Meeting called pursuant to Section 5.1(b), Purchaser shall vote all Common Shares owned by it (if any) in favor of approval and adoption of each of the Current Proposals.

(c) Ancillary Agreements. Purchaser shall cause the Registration Rights Agreementto be executed on behalf of Purchaser and delivered to GREAT at or prior to the Closing.

(d) Best Efforts. Subject to the terms and conditions of this Agreement, Purchaser shall use its best efforts to take, or cause to be taken, all reasonable actions, and to do, or cause to be done, all reasonable things necessary, proper or advisable under the applicable laws and regulations to cause the conditions specified in Article VII to be satisfied and otherwise to consummate and make effective the transactions contemplated by this Agreement.

         5.3      ERISA Covenants.

                  (a) ERISA Certification. Simultaneous with the execution of this Agreement, Purchaser shall review, complete and deliver to GREAT an ERISA Certification, substantially in the form of Exhibit A hereto (the "ERISA Certification").

                  (b) Adjustment to Purchased Common Shares. The parties hereby acknowledge and agree that, notwithstanding any prior agreement between the parties or anything to the contrary contained herein, in the event that Purchaser is a "benefit plan investor" (as defined in the ERISA Certification), GREAT may, in its sole discretion, by delivery of a notice to Purchaser at any time prior to the Closing, reduce the number of Common Shares that constitute the Purchased Common Shares hereunder, and such reduction shall not affect Purchaser's obligations hereunder except as specifically contemplated by Section 5.3(c). GREAT's notice shall set forth (i) the number of Common Shares which shall thereafter constitute the Purchased Shares hereunder and (ii) the Purchase Price for the Purchased Shares, as reduced in accordance with Section 5.3(c).

                  (c) Adjustment to Purchase Price. In the event that the number of Common Shares which constitutes the Purchased Common Shares is reduced pursuant to Section 5.3(b) hereof, the Purchase Price to be paid by Purchaser hereunder shall be reduced accordingly, and shall thereafter be equal to the product of (i) the Purchase Price Per Common Share and (ii) the number of Common Shares constituting the Purchased Common Shares, after giving effect to the reduction pursuant to Section 5.3(b).

         (d) Restrictions on Transfer. In addition to any other restrictions on the transfer of the Purchased Common Shares, whether contained in the Charter, GREAT's Bylaws or elsewhere, in no event may a transfer of any interest in a Purchased Common Share be made unless, prior to such transfer, (i) the proposed transferee delivers to GREAT a completed and executed ERISA Certification, and
(ii) GREAT determines, in its sole discretion, that such transfer would not cause any portion of its assets to be deemed to be "plan assets" for purposes of the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and/or Internal Revenue Code Section 4975.

                                   ARTICLE VI

                Conditions of Purchaser's Obligations at Closing

                  The obligations of Purchaser set forth in Article II are subject to the fulfillment or waiver by Purchaser on or before the Closing Date of each of the following conditions:

                  6.1 Representations and Warranties. The representations and warranties of GREAT contained in Article III shall be true in all material respects on and as of the Closing Date with the effect as though such representations and warranties had been made on and as of the Closing Date.

                  6.2 Performance. GREAT shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

                  6.3 Compliance Certificate. GREAT shall deliver to Purchaser at the Closing a certificate, in the form of Exhibit C hereto, duly executed by an authorized officer on behalf of GREAT, certifying that the conditions specified in Sections 6.1 and 6.2 have been satisfied.

                  6.4 No Litigation. There shall be no order, decree or injunction of a court of competent jurisdiction which, as of the Closing Date, stays or prohibits the transactions contemplated by this Agreement.

                  6.5 Consents and Waivers. Any and all consents or waivers from other parties to any agreements, or consents, waivers or permits from other Persons, that are required in connection with the consummation by Purchaser or GREAT of the transactions contemplated by this Agreement shall have been obtained, including, without limitation, the approval of GREAT's shareholders of the Current Proposals.

                  6.6 Ancillary Agreements. The Registration Rights Agreement shall have been duly and validly executed by the parties thereto (other than Purchaser) and shall be in full force and effect.

                  6.7 Minimum Private Placement. The aggregate gross proceeds received by GREAT from the concurrent sale of Common Shares hereunder and to other purchasers of Common Shares in the Private Placement shall be not less than $15,000,000.


                                   ARTICLE VII

                  Conditions of GREAT's Obligations at Closing

                  The obligations of GREAT set forth in Article II are subject to the fulfillment or waiver by GREAT on or before the Closing of each of the following conditions:

                  7.1 Representations and Warranties. The representations and warranties of Purchaser contained in Article IV shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                  7.2 Purchase Price. Purchaser shall have delivered the Purchase Price to GREAT.

                  7.3 Compliance Certificate. Purchaser shall deliver to GREAT at the Closing a certificate, in the form of Exhibit B hereto, duly executed by or on behalf of Purchaser, certifying that the conditions specified in Sections
7.1 and 7.4 have been satisfied.

                  7.4 Performance. Purchaser shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

                  7.5 No Litigation. There shall not be any action, suit, proceeding, hearing or investigation or order, decree or injunction of any nature or type threatened, pending or made by or before any governmental body that questions or challenges the lawfulness of the transactions contemplated by this Agreement or in connection with any of the Consolidation Transactions under any law or regulation or seeks to delay, restrain or prevent or obtain damages in respect of such transactions.

                  7.6 Consents and Waivers. Any and all consents or waivers from other parties to any agreements or consents, waivers or permits from other Persons that are required in connection with the consummation by Purchaser or GREAT of the transactions contemplated in this Agreement shall have been obtained, including without limitation approval of the Current Proposals by GREAT's shareholders.

                  7.7 Ancillary Agreements. The Registration Rights Agreement shall have been duly and validly executed by the parties thereto (other than GREAT) and shall be in full force and effect.

                  7.8 ERISA Certification. Purchaser shall have reviewed, completed and delivered to GREAT the ERISA Certification.

                  7.9 Minimum Private Placement. The aggregate gross proceeds received by GREAT from the concurrent sale of Common Shares hereunder and to other purchasers of Common Shares in the Private Placement shall be not less than $15,000,000.

                  7.10 "Consolidation Transactions". The closing under the Contribution Agreement (as described in the Proxy Statement), the Exchange Offer and the Refinancing (as described in the Proxy Statement) shall have occurred, or all of the conditions thereto shall have been satisfied so that the closings thereunder occur concurrently with the sale of the Purchased Shares.


                                  ARTICLE VIII

                                  MISCELLANEOUS

                  8.1 Successors and Assigns. Neither party may assign any of its rights or delegate any of its duties under this Agreement with out the prior written consent of the other party hereto. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  8.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, except that the internal corporate affairs of GREAT shall be governed by the laws of Maryland applicable thereto.

                  8.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.4 Captions. The captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.5 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by certified or registered mail as set forth herein) or sent by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other overnight delivery service, to the address of the party set forth below or to such address as the party to whom notice is to be given may provide in a written notice to GREAT, a copy of which written notice shall be on file with the Secretary of GREAT:

    (a)      To GREAT:

             Grove Real Estate Asset Trust
             598 Asylum Avenue
             Hartford, Connecticut 06105
             Telecopier No.:  (860) 947-6960
             Telephone No.:   (860) 246-1126
             Attention: Mr. Joseph LaBrosse, Chief Financial Officer
                                and Secretary

             With copies to:

             Kaye, Scholer, Fierman, Hays & Handler, LLP
             425 Park Avenue
             New York, New York  10022
             Telecopier No.:  (212) 836-8689
             Telephone No.:   (212) 836-8618
             Attention:  Steve Gliatta, Esq.


    (b)      To Purchaser:
             =============================
             =============================
             Telecopier No.:_________________
             Telephone No.:_________________
             Attention:______________________

                  8.6 Expenses. Whether or not the Closing occurs, GREAT and Purchaser shall each pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

                  8.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by each of GREAT and Purchaser.

                  8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

                  8.9 Publicity. GREAT and Purchaser shall continue to consult with each other before issuing any press releases or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby, and they shall not issue any such press release or make any such public statement prior to such consultation, except as may, in the judgment of counsel, be required by law or by obligations pursuant to any securities laws or listing agreement with any national securities exchange.

                  8.10 Further Assurances. Each of the parties shall, without further consideration, use reasonable efforts to execute and deliver to the other such additional documents and take such other action as the other may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

                  8.11 Entire Agreement. This Agreement, including the exhibits hereto, the documents, schedules, certificates and referred to herein, together with the Registration Rights Agreement, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by such agreements. There are no restrictions promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior written or oral agreements and understandings between the parties with respect to such transactions.

                  8.12 Survival. All representations and warranties and covenants of the parties contained in this Agreement shall survive the Closing.


                                   ARTICLE IX

                                   Termination

                  9.1 Termination Events. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing Date:

                  (a)      by mutual written agreement of Purchaser and GREAT;

                  (b) by either GREAT or Purchaser at any time after April 30, 1997 if, at the time notice of such termination is given, the Closing has not occurred, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe any material covenant or agreement set forth herein required to be performed or observed by such party on or before the Closing Date;

                  (c) by Purchaser (if it is not in breach of any of its material obligations hereunder) in the event of a breach or failure by GREAT that is material in the context of the transactions contemplated hereby of any representation, warranty, covenant or agreement by GREAT contained herein which has not been, or cannot be, cured within 30 days after written notice of such breach is given to GREAT; or

                  (d) Purchaser (if it is not in breach of any of its material obligations hereunder) in the event of a breach or failure by GREAT that is material in the context of the transactions contemplated hereby of any representation, warranty, covenant or agreement by GREAT contained herein which has not been, or cannot be, cured within 30 days after written notice of such breach is given to GREAT.

 The power of termination provided for by this Section 9.1 shall be effective only after notice thereof, duly executed on behalf of the party for which it is given, shall have been given to the other.

                  9.2 Procedure Upon Termination; Liabilities. In the event of a termination of this Agreement by either or both of GREAT and Purchaser pursuant to Section 9.1, notice thereof shall forthwith be given by the terminating party to the other party, and this Agreement shall thereupon terminate and become void and have no further effect, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto, except that the provisions of Section 5.2(a) (Confidentiality), 8.6 (Expenses), 8.2 (Governing
Law), and 8.5 (Notices), and any related definitional, interpretive or other provisions necessary for the logical interpretation of such provisions, shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement.

                  IN WITNESS WHEREOF, Purchaser and GREAT have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                            ----------------------------
                             Insert Purchaser's Name


                        By:______________________________
                                      Name:
                                     Title:


                          GROVE REAL ESTATE ASSET TRUST


                        By:______________________________
                                  Damon Navarro
                             Chief Executive Officer

                                    Exhibit A

                               ERISA CERTIFICATION

         Reference is made to that certain Securities Purchase Agreement (the "Agreement"), dated as of January __, 1997, between Grove Real Estate Asset Trust ("GREAT") and _____________ ("Purchaser"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

         This is the ERISA  Certification  referred to in, and  contemplated by,
Section 5.3(a) of the Agreement.

         The United States Department of Labor (the "DOL") has promulgated 29 CFR 2510.101 (the "DOL Regulation") defining the term "plan assets" for purposes of the fiduciary requirements of Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the prohibited transaction provisions of ERISA and Internal Revenue Code Section 4975. Under the DOL Regulation, when an employee benefit plan or an entity that holds the assets of an employee benefit plan ("Benefit Plan Investors") makes an equity investment in another entity, the underlying assets of that entity generally will be considered plan assets unless one of the exceptions contained in the DOL Regulation is met. In order to avoid having its assets deemed to be plan assets of any Benefit Plan Investor that purchases Common Shares in the Private Placement, GREAT has determined to restrict the number of Common Shares purchased by Benefit Plan Investors in the Private Placement. In order to permit GREAT to comply with this restriction, Purchaser hereby certifies the following under penalties of perjury [check one]:

        It is not a Benefit Plan Investor.

        It is a Benefit Plan Investor because it is [Check Applicable Category]:

                 an employee welfare benefit plan or employee pension benefit plan, as those terms are defined in ERISA Section 3, whether or not such plan is subject to ERISA (including, without limitation: (i) a pension, profit sharing, stock bonus or employee stock ownership plan that is qualified under Internal Revenue Code Section 401(a), and is established for the benefit of the employees of any employer or is a "Keogh" plan established for the benefit of a self-employed individual (or the partners of a partnership), or (ii) a governmental plan (as defined in ERISA);

                 an individual retirement account or annuity described in Internal Revenue Code Section 408; or

                 any other entity or account the underlying assets of which are deemed to be "plan assets," within the meaning of 29 CFR
                 Section 2510.3-101 (including, without limitation, a bank collective investment vehicle or group trust or an insurance company separate account) as follows [describe]:

                 ==========================================
                 ==========================================
                 ==========================================


         Purchaser acknowledges that, notwithstanding anything set forth in the Agreement to the contrary, in the event that Purchaser is a "Benefit Plan Investor," as defined in the DOL Regulation, and GREAT determines, in its sole discretion, that the ownership by Benefit Plan Investors of Common Shares issued in the Private Placement should be restricted to avoid having the assets of the Purchaser deemed to be "plan assets" for purpose of the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and/or Internal Revenue Code Section 4975, (a) the number of Common Shares which constitute the Purchased Common Shares to be purchased by Purchaser under the Agreement will be reduced in accordance with Section 5.3(b) thereof to the extent that GREAT, in its sole discretion, deems necessary or appropriate and (b) the Purchase Price to be paid by Purchaser for the Purchased Common Shares thereunder will be reduced accordingly in accordance with Section 5.3(c) thereof.

         IN WITNESS WHEREOF, Purchaser has executed this ERISA Certification as of this ___ day of ______________, 1997.



                          ----------------------------
                                         Insert Purchaser's Name


                          By:___________________________
                               Name:
                               Title:

                                    Exhibit B

                       PURCHASER'S COMPLIANCE CERTIFICATE

         Pursuant to Section 7.3 of the Securities Purchase Agreement (the "Agreement"), dated January __, 1997, between ____________________,
("Purchaser") and Grove Real Estate Asset Trust ("GREAT"), the undersigned is duly authorized to certify on behalf of Purchaser, and hereby certifies on behalf of Purchaser that:

                  1. The representations and warranties of Purchaser contained in the Agreement are true as of the date hereof, as though such representations and warranties had been made on the date hereof.

                  2. Purchaser has performed and complied in all material respects with all agreements, obligations and conditions contained in the Agreement that were required to be performed or complied with by Purchaser on or before the date hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this __ day of ___________________, 1997.


                                --------------------------------
                            Insert Name of Purchaser


                                By:_____________________________
                                     Name:
                                     Title:

                                    Exhibit C

                         GREAT's COMPLIANCE CERTIFICATE

         Pursuant to Section 6.3 of the Securities Purchase Agreement (the "Agreement"), dated January __, 1997, between ____________________,
("Purchaser") and Grove Real Estate Asset Trust ("GREAT"), the undersigned, the Secretary of GREAT, hereby duly certifies on behalf of GREAT that:

                  1. The representations and warranties of GREAT contained in the Agreement are true in all material respects as of the date hereof, as though such representations and warranties had been made on the date hereof.

                  2. GREAT has performed and complied in all material respects with all agreements, obligations and conditions contained in the Agreement that were required to be performed or complied with by GREAT on or before the date hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this __ day of ___________________, 1997.


                         GROVE REAL ESTATE ASSET TRUST


                         By:_____________________________
                              Joseph R. LaBrosse
                              Secretary

                                    Exhibit D

                                     RECEIPT


         Reference is made to the Securities Purchase Agreement (the "Agreement"), dated January __, 1997, between ____________________ ("Purchaser") and Grove Real Estate Asset Trust ("GREAT"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

         GREAT hereby acknowledges receipt, on the date hereof, of $_____________ in respect of the Purchase Price, as such amount may have been adjusted from time to time prior to the date hereof in accordance with Section 5.3(c) of the Agreement.

         Purchaser hereby acknowledges receipt, on the date hereof, the certificate(s) listed on Schedule A hereto representing an aggregate of _______ Common Shares, which Common Shares constitute the Purchased Common Shares, as such number of Common Shares may have been adjusted from time to time prior to the date hereof in accordance with Section 5.3(b) of the Agreement.

     GROVE REAL ESTATE ASSET TRUST


     By:_______________________________
          Joseph R. LaBrosse
          Chief Financial Officer



     --------------------------------------
              Insert Name of Purchaser


     By:___________________________________
          Name:
          Title:

                                   Schedule A

                  Certificate(s) Representing Purchased Shares